SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 August 21, 1998



                              T CELL SCIENCES, INC.
             (Exact Name of Registrant as specified in its charter)



         Delaware                    0-15006                     13-3191702
(State or other jurisdiction     (Commission File             (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)



                      119 Fourth Street, Needham, MA 02494
              (Address of principal executive offices and zip code)

                                 (781) 433-0771
              (Registrant's telephone number, including area code)

Item 5. Other Events

     On August 21,1998, T Cell Sciences, Inc. (the "Company") issued the press release (attached as Exhibit 99.1 to this Current Report on Form 8-K) announcing the consummation of the merger of TC Merger Corp., a wholly-owned subsidiary of the Company, with and into Virus Research Institute, Inc.

         T Cell Sciences, Inc. is a biopharmaceutical company engaged in the discovery and development of innovative drugs using novel applications of immunology to prevent and treat cardiovascular, pulmonary and immune disorders. The Company develops and commercializes products on a proprietary basis and in collaboration with pharmaceutical partners, including Novartis Pharma AG, Astra AB and Yamanouchi Pharmaceutical Co., Ltd.

         Virus Research Institute, Inc. ("VRI") is engaged in the discovery and development of systems for the delivery of vaccines and immunotherapeutics, and improved and novel vaccines for adults and children. VRI is developing a portfolio of proprietary vaccine delivery systems designed to improve the efficacy, lower the cost of administration and improve patient compliance for a variety of vaccine products. VRI and its collaborators currently are applying VRI's vaccine delivery systems to develop vaccines for the prevention of influenza, Lyme disease, respiratory syncytial virus and H. pylori infections. VRI has entered into long-term collaboration agreements with Pasteur Merieux Connaught, Pasteur Merieux-OraVax and CSL, Ltd. pursuant to which they may utilize VRI's vaccine delivery systems in developing a number of vaccines. During 1997, VRI entered into a collaboration with SmithKline Beecham for the development and commercialization of VRI's oral rotavirus vaccine. VRI is also developing its own proprietary vaccine, utilizing antigens licensed exclusively by VRI, for the virus causing genital herpes, HSV2. In addition, VRI has acquired the exclusive license to Therapore(TM), a novel delivery system for the delivery of immunotherapeutics for chronic viral infections and cancers.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.      Description

99.1 Press release announcing the consummation of the merger of TC Merger Corp., a wholly-owned subsidiary of T Cell Sciences, Inc., with and into Virus Research Institute, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 21, 1998              T CELL SCIENCES, INC.


                                    By:  /s/ Norman W. Gorin
                                         ---------------------------------------
                                         Norman W. Gorin
                                         Chief Financial Officer and Secretary

                                  Exhibit Index

Exhibit No.      Description

99.1 Press release announcing the consummation of the merger of TC Merger Corp., a wholly-owned subsidiary of T Cell Sciences, Inc., with and into Virus Research Institute, Inc.